UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: January 1, 2021

(Date of earliest event reported)

PINEAPPLE, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-55896

Nevada	47-5185484
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

10351 Santa Monica Blvd., Suite 420

Los Angeles, California 90025

(Address of principal executive offices, including zip code)

(310) 877-7675

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0000001 par value per share	PNPL	OTC Grey

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01 Change in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm.

Effective as of April 30, 2021 (the “Effective Date”), the Board of Directors (the “Board”) of Pineapple, Inc., a Nevada corporation (the “Company”), dismissed Macias Gini & O’Connell (“MGO”) as the Company’s independent registered public accounting firm and engaged BF Borgers CPA PC (“BF Borgers”) to serve as the Company’s new independent registered public accounting firm effective as of the same date. The change of independent registered public accounting firms was made to more closely match the Company’s evolving business and not due to any disagreements with MGO.

Neither of MGO’s reports on the Company’s financial statements for each of the last two fiscal years ended December 31, 2019 and 2018 contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles, except that MGO’s reports contained an explanatory paragraph in respect to uncertainty as to the Company’s ability to continue as a going concern. During the Company’s two most recent fiscal years ended December 31, 2019 and 2018 and any subsequent interim period through the Effective Date, there were (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with MGO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MGO, would have caused MGO to make reference to the subject matter of the disagreements in their reports on the Company’s financial statements, and (ii) no reportable events (as described in paragraphs (a)(1)(v) (A) through (D) of Item 304 of Regulation S-K).

The Company previously provided MGO with a copy of the disclosures it is making in this Current Report on Form 8-K (this “Form 8-K”), and has requested that MGO furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether they agree with the above statements. A copy of the requested letter received from MGO, dated May 4, 2021, stating that they agree is filed as Exhibit 16.1 to this Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

Effective as of the Effective Date, the Board approved the engagement of BF Borgers to serve as the Company’s new independent registered public accounting firm effective as of the same date.

During the two most recent fiscal years ended December 31, 2020 and 2019 and any subsequent interim period through the Effective Date, neither the Company nor anyone on its behalf consulted with BF Borgers regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on its financial statements by BF Borgers, and neither a written report or oral advice was provided to the Company by BF Borgers that BF Borgers concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues; or (iii) any other matter that was the subject of a “disagreement” or “reportable event” (as such terms are described in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K) between the Company and its former independent registered public accounting firm, MGO.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
16.1	Letter from Macias Gini & O’Connell, dated as of May 4, 2021, addressed to the U.S. Securities and Exchange Commission (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINEAPPLE, INC.

	By:	/s/ Matthew Feinstein
Date: May 4, 2021	Name:	Matthew Feinstein
	Title:	Director